Exhibit No. 99

                       Banc of America Securities [LOGO]

                     Bank of America Alternative Loan Trust
                          BOAA 2003-2 (Non-Conforming)
                     30 Year Alternative Fixed Rate Product
                             Collateral Description

     Product                           Alternative 30 Year Fixed
     Amount                                           94,000,000    +/-5%
     Settle                                       March 31, 2003

     Gross WAC                                             6.403%   +/-15bps
     WAC Range                                  Range ***300 bps
     Servicing Fee                                        25 bps
     WAM                                                     357    +/-2 mos

     Weighted Average LTV                               ***70.00%
     Max LTV                                                 103%

     Maximum Loan Amount                              $1,000,000
     Average Loan Balance                               $424,000    +/- $20,000

     Delinquency                                     All Current
     Loan Purpose                                ***40% cash-out

     State Concentration                               ***80% CA
     Zip Code Concentration                    No Greater than 2%

     PMI                                     All Loans **80% LTV
                                 35% Coverage on loans **95% LTV

     Delivery Variance                              Plus/Minus 5%

     Approximate Subordination                              5.00%   +/-50 bps
     Expected Rating Agencies      Moody's or S & P plus 1 other

**   greater than
***  less than or equal to

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                       Banc of America Securities [LOGO]

                     Bank of America Alternative Loan Trust
                        BOAA 2003-2 GROUP 1 (Conforming)
                     30 Year Alternative Fixed Rate Product
                             Collateral Description

     Product                             Alternative 30 Year Fixed
     Amount                                            425,000,000   +/-5%
     Settle                                         March 31, 2003

     Gross WAC                                               6.379%  +/-15bps
     WAC Range                                    Range ***300 bps
     Servicing Fee                                          25 bps
     WAM                                                       357   +/-2 mos

     Weighted Average LTV                                 ***70.00%
     Max LTV                                                   103%

     Maximum Loan Amount                                  $322,700
     Average Loan Balance                                 $145,000   +/- $20,000

     Delinquency                                       All Current
     Loan Purpose                                  ***40% cash-out

     State Concentration                                 ***55% CA
     Zip Code Concentration                      No Greater than 2%

     PMI                                      All Loans ** 80% LTV
                                  35% Coverage on loans ** 95% LTV

     Delivery Variance                                Plus/Minus 5%

     Approximate Subordination                                5.00%  +/-50 bps
     Expected Rating Agencies        Moody's or S & P plus 1 other

**  greater than
*** less than or equal to

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.